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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               -------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 19, 2001

                               GC COMPANIES, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           1-12360                                       04-3200876
           -------                                       ----------
  (Commission file number)                  (IRS employer identification number)


 27 BOYLSTON STREET, CHESTNUT HILL, MA                     02167
 --------------------------------------                    ------
(Address of principal executive offices)                 (Zip code)


                                 (617) 232-8200
              (Registrant's telephone number, including area code)
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         ITEM 5. OTHER EVENTS.

         On June 19, 2001, GC Companies, Inc. (the "Company") received the resignation of Richard A. Smith as a member of the Board of Directors of the Company, effective immediately.

         On June 21, 2001, G. Gail Edwards, President and Chief Operating Officer of the Company, was elected to succeed Mr. Smith as a member of the Board of Directors by the remaining Directors of the Company. Ms. Edwards will serve as a Director until the next annual meeting of shareholders or her successor is duly elected and qualified.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

                  None
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GC COMPANIES, INC.


Date: June 25, 2001                       By: /s/ Philip J. Szabla
                                              ----------------------------------
                                              Philip J. Szabla
                                              Vice President and General Counsel